                                                           STRICTLY CONFIDENTIAL
                                                            WLR&K DRAFT: 10/7/97




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 7, 1997

                                RAYTHEON COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       1-2833                    04-1760395
------------------------         ----------------              --------------
(State of Incorporation)         (Commission File              (IRS Employer
                                     Number)                   Identification
                                                                  Number)

        141 Spring Street
      Lexington, Massachusetts                             02173
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600
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ITEM 5. OTHER EVENTS.
        ------------

        As previously reported, on July 11, 1997, Raytheon completed its acquisition of the Defense Systems and Electronics business ("TI Defense")
of Texas Instruments Incorporated. Certain unaudited interim financial information for TI Defense for the period ended June 30, 1997 is set forth under
Item 7(a) below as Exhibit 99.1.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------
   (a)  Financial Statements of Business Acquired

  99.1 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of June 30, 1997 and the related statements of income and cash flows for each of the three months ended June 30, 1997 and June 30, 1996.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 8, 1997

                                          RAYTHEON COMPANY

                                          By /s/ Christoph L. Hoffmann
                                             ---------------------------
                                             Christoph L. Hoffmann
                                             Executive Vice President
                                             and Secretary
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                                  EXHIBIT INDEX

Exhibit

Number        Description
------        -----------

99.1 The unaudited statements of assets to be acquired and liabilities to be assumed of TI Defense as of June 30, 1997 and the related statements of income and cash flows for each of the three months ended June 30, 1997 and June 30, 1996.